SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2003


                         THERMADYNE HOLDINGS CORPORATION
               (Exact name of Registrant as specified in charter)

           DELAWARE                      0-23378                 74-2482571
 (State or other jurisdiction   (Commission file number)      (I.R.S. employer
      of incorporation)                                      identification no.)








                      16052 SWINGLEY RIDGE ROAD, SUITE 300
                            ST. LOUIS, MISSOURI 63017
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (636) 728-3000



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ITEM 5.    OTHER EVENTS.

           On May 23, 2003, Thermadyne Holdings Corporation (the "Company") issued a press release announcing that that its reorganization plan became effective and it emerged from chapter 11. A copy of the press release issued by the Company is attached as an exhibit hereto.

           In connection with its exit from bankruptcy, the Company entered into the Credit Agreement dated as of May 23, 2003 (the "Credit Agreement") among the Company, as a guarantor thereunder, Thermadyne Industries, Inc., Thermal Dynamics Corporation, Tweco Products, Inc., Victor Equipment Company, C & G Systems, Inc., Stoody Company, Thermal Arc, Inc., ProTip Corporation and Thermadyne International Corp., as borrowers, the other credit parties signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as Agent and Lender, and GECC Capital Markets Group, Inc., as Lead Arranger, providing for up to $50,000,000 in a revolving loan for working capital purposes. A copy of the Credit Agreement is attached as an exhibit hereto.

           Additionally, in connection with the Plan of Reorganization for the Company and as a distribution to the Company's pre-petition senior secured lenders for their claims in the bankruptcy, the Company entered into the Credit and Guaranty Agreement dated as of May 23, 2003 (the "Senior Notes Agreement") among the Company, as Borrower, the guarantors referred to therein, the New Term Lenders referred to therein and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, providing a total of $180,000,000 in term loans. A copy of the Senior Notes Agreement is attached as an exhibit hereto.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                    (a)  Not applicable.

                    (b)  Not applicable.

                    (c)  Exhibits.

                    99.1 Press Release of the Company dated May 23, 2003.

                    4.1 Credit Agreement dated as of May 23, 2003 among the Company, as a guarantor thereunder, Thermadyne Industries, Inc., Thermal Dynamics Corporation, Tweco Products, Inc., Victor Equipment Company, C & G Systems, Inc., Stoody Company, Thermal Arc, Inc., ProTip Corporation and Thermadyne International Corp., as borrowers, the credit parties signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as Agent and Lender, and GECC Capital Markets Group, Inc., as Lead Arranger.

                    4.2 Credit and Guaranty Agreement dated as of May 23, 2003 among the Company, as Borrower, the guarantors referred to therein, the New Term Lenders referred to therein and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent.


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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THERMADYNE HOLDINGS CORPORATION




Date:  June 2, 2003                       By:  /s/ James H. Tate
                                               ---------------------------------
                                                James H. Tate
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

99.1           Press Release of the Company dated May 23, 2003.

4.1 Credit Agreement dated as of May 23, 2003 among the Company, as a guarantor thereunder, Thermadyne Industries, Inc., Thermal Dynamics Corporation, Tweco Products, Inc., Victor Equipment Company, C & G Systems, Inc., Stoody Company, Thermal Arc, Inc., ProTip Corporation and Thermadyne International Corp., as borrowers, the credit parties signatory thereto, the lenders signatory thereto from time to time, General Electric Capital Corporation, as Agent and Lender, and GECC Capital Markets Group, Inc., as Lead Arranger.

4.2 Credit and Guaranty Agreement dated as of May 23, 2003 among the Company, as Borrower, the guarantors referred to therein, the New Term Lenders referred to therein and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent.